UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

Genesco Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Marriott Drive
Nashville, Tennessee		37214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 367-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 annual meeting of shareholders of the Company (the “Annual Meeting”) was hosted virtually on June 27, 2024, from the Company’s corporate headquarters in Nashville, Tennessee. Shares representing a total of 11,633,895 votes were outstanding and entitled to vote. At the Annual Meeting, the Company’s shareholders voted on the matters set forth below.

Election of Directors

The Company’s shareholders elected all nine persons nominated for election as directors until the next annual meeting of the shareholders and until their successors are elected and qualified as set forth in the Company’s proxy statement dated May 17, 2024. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes

Joanna Barsh	8,350,201	670,688	48,295	445,762
Matthew M. Bilunas	8,718,403	302,483	48,298	445,762
Carolyn Bojanowski	8,685,933	333,756	49,495	445,762
John F. Lambros	8,671,701	349,185	48,298	445,762
Thurgood Marshall, Jr.	8,600,750	430,169	38,365	445,762
Angel R. Martinez	8,684,833	336,053	48,298	445,762
Mary E. Meixelsperger	8,717,693	302,096	49,395	445,762
Gregory A. Sandfort	8,684,964	335,922	48,298	445,762
Mimi E. Vaughn	8,555,915	408,931	104,338	445,762

Non-Binding, Advisory Vote on the Company’s Executive Compensation

The Company’s shareholders voted upon a non‑binding, advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

8,361,814	596,431	110,939	445,762

Approval of the Genesco Inc. Second Amended and Restated 2020 Equity Incentive Plan

The Company's shareholders voted upon and approved the Genesco Inc. Second Amended and Restated 2020 Equity Incentive Plan as disclosed in the proxy statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

8,289,229	733,395	46,560	445,762

Ratification of Independent Accountants

The Company’s shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. The votes on this proposal were as follows:

For	Against	Abstain

9,364,863	108,367	41,716

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO, INC.

Date:	June 27, 2024	By:	/s/Scott E. Becker
Scott E. Becker Senior Vice President, Secretary and General Counsel